Exhibit 99.1

News Release	Corporate Communications 1300 Wilson Boulevard, Suite 400 Arlington, Virginia 22209	Phone: 703-412-3231 Fax: 703-412-3220

For Immediate Release

Media Contact:	Investor Contact:

Amanda Covington	Michael Pici
Phone: 703-412-3231	Phone: 703-412-3216
E-mail: amanda.covington@atk.com	E-mail: michael.pici@atk.com

ATK Announces Distribution Ratio for Spin-Off of its Sporting Group

ATK Stockholders to Receive Two Vista Outdoor Shares For Each ATK Share Owned on the Record Date

ATK Anticipates Proposed Transaction to Close on February 9

Arlington, Va., Jan. 6, 2015 – Alliant Techsystems Inc. (“ATK” or the “Company”) (NYSE: ATK) announced today that its Board of Directors has established the distribution ratio for the previously announced spin-off of its Sporting Group business to ATK stockholders as a newly formed company called Vista Outdoor Inc. (“Vista Outdoor”).
As previously announced, ATK and Orbital Sciences Corporation (“Orbital”) (NYSE: ORB) have entered into a transaction agreement, whereby ATK’s Aerospace and Defense Groups will merge with Orbital immediately following the spin-off of ATK’s Sporting Group business. The companies anticipate completing the transaction on February 9, 2015, subject to the satisfaction of remaining closing conditions, including the approval of both ATK’s and Orbital’s stockholders at their separate special meetings scheduled for January 27, 2015.
On the closing date, ATK stockholders as of the applicable record date will receive two shares of Vista Outdoor common stock for every one share of ATK common stock they hold on the record date. The record date for the spin-off will be determined and publicly announced by the Company at a later date.
No action or payment will be required by ATK stockholders to receive the shares of Vista Outdoor common stock. ATK stockholders as of the applicable record date will receive a book-entry account statement reflecting their ownership of Vista Outdoor common stock or their brokerage account will be credited with the Vista Outdoor shares. An Information Statement containing details concerning Vista Outdoor and the proposed spin-off will be mailed to ATK stockholders prior to the closing date.

For U.S. federal income tax purposes, ATK’s U.S. stockholders (other than those subject to special rules) generally should not recognize gain or loss as a result of the distribution of Vista Outdoor shares. ATK stockholders are urged to consult with their own tax advisors regarding the tax consequences of the spin-off.
ATK common stock will continue to trade “regular-way” on the New York Stock Exchange (“NYSE”) under the symbol “ATK” through the closing date. In addition, an “ex-distribution” market in ATK common stock is expected to develop as early as two trading days prior to the record date for the distribution. Shares of ATK common stock that trade on the regular-way market will trade with an entitlement to receive shares of Vista Outdoor common stock in the distribution. Shares that trade on the ex-distribution market will trade without an entitlement to receive shares of Vista Outdoor common stock in the distribution. Any holders of shares of ATK common stock who sell ATK shares regular-way on or before the closing date will also be selling their right to receive shares of Vista Outdoor common stock. Investors are encouraged to consult with their own financial advisors regarding the specific implications of buying or selling ATK common stock on or before the closing date.
Vista Outdoor common stock is expected to begin trading on a “when-issued” basis on the NYSE from January 29, 2015 through February 9, 2015. On the first trading day following the closing, which is expected to be February 10, 2015, “regular way” trading of Vista Outdoor common stock under the symbol “VSTO” will begin.
The spin-off is subject to Orbital stockholders approving the merger and ATK stockholders approving the issuance of ATK shares to Orbital stockholders in connection with the merger, and the satisfaction of customary closing conditions. Additional information concerning Vista Outdoor and the proposed spin-off is contained in Vista Outdoor’s registration statement on Form 10.
Vista Outdoor will be headquartered in Utah, an outdoor recreation hub for manufacturers and recreational-equipment suppliers to the outdoor industry. The company will have approximately 5,800 employees across the U.S. and internationally. The company’s widely known and respected brands include: Federal Premium, Bushnell, Savage Arms, BLACKHAWK!, Primos, Final Approach, Uncle Mike’s, Hoppe’s, RCBS, Alliant Powder, CCI, Speer, Champion Targets, Gold Tip Arrows, Weaver Optics, Outers, Bollé, Cébé, and Serengeti.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this communication regarding the spin-off and any other statements regarding ATK’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “expected,” “intend,” “estimate,” “anticipate,” “believe,” “project” or “continue” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: competition in the outdoor sporting market; change in demand and manufacturing costs of our products; supply, availability and costs of raw materials and components, including commodity price fluctuations; risks associated with expansion into new and adjacent commercial markets; government laws and other rules and regulations applicable to Vista Outdoor, including procurement and import-export control; exposure to potential product liability, warranty liability or personal injury claims and litigation; our products, including ammunition and firearms, are subject to extensive regulation; environmental laws that govern past, current and future practices and rules and regulations; changes in the regulation of the manufacture, sale and purchase of firearms and ammunition; security threats, including cybersecurity and other industrial and physical security threats; the costs and ultimate outcome of litigation matters and other legal proceedings; major earthquakes, weather events, cyberattacks, terrorist attacks or other catastrophic events at any of our facilities; financial market disruptions or volatility to our customers and vendors; unanticipated changes in the tax provision or exposure to additional tax liabilities; costs of servicing our debt, including cash requirements and interest rate fluctuations; actual pension and other postretirement plan asset returns and assumptions regarding future returns, discount rates, service costs, mortality rates and health care cost trend rates; performance of our subcontractors; and development of key technologies and retention of a qualified workforce.
Additional information concerning these and other factors can be found in ATK’s and Vista Outdoor’s filings with the Commission, including ATK’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, ATK’s registration statement on Form S-4 (declared effective on December 17, 2014) and Vista Outdoor’s registration statement on Form 10 (which registration statement has not yet been declared effective). ATK and Vista Outdoor assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It
In connection with the proposed “Morris Trust” transaction between ATK and Orbital, ATK and Orbital intend to file relevant materials with the SEC. ATK has filed a registration statement on Form S-4 that includes a joint proxy statement of ATK and Orbital that also constitutes a prospectus of ATK (declared effective on December 17, 2014). In addition, Vista Outdoor filed with the SEC a registration statement on Form 10 (which registration statement has not yet been declared effective). INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT, FORM 10, REGISTRATION STATEMENTS/PROSPECTUSES AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATK, ORBITAL, VISTA OUTDOOR AND THE PROPOSED TRANSACTION. The joint proxy statement, Form 10, registration statements/prospectuses and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from ATK upon written request to ATK by emailing investor.relations@atk.com or by calling Michael Pici at 703-412-3216 or from Orbital upon written request to Orbital at investor.relations@orbital.com or by calling Barron Beneski at 703-406-5528.

Participants in Solicitation
This communication is not a solicitation of a proxy from any investor or securityholder. ATK, Orbital and certain of their respective directors and executive officers, however, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding ATK directors and executive officers may be found in its Annual Report for the year ended March 31, 2014 on Form 10-K filed with the SEC on May 23, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Stockholders filed with the SEC on June 13, 2014. Information regarding Orbital’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 25, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Stockholders filed with the SEC on March 11, 2014. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants is also included in the joint proxy statement/prospectus.

Non-Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About ATK
ATK is an aerospace, defense and outdoor sports and recreation company with operations in 21 states, Puerto Rico and internationally. News and information can be found on the Internet at www.atk.com, on Facebook at www.facebook.com/atk or on Twitter @ATK.
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